STEPS TO RECEIVE YOUR CONSIDERATION SHARES
____________________________________________________________________________

To receive your consideration, you must complete the following steps:

Fill out the Shareholder Registration Table on page 4. The registration and address must match Odyssey’s records.
If your address of record needs to be updated, fill out Box “A” on page 8.
If the Consideration Shares (as defined below) are to be mailed to an address other than the address of record or the address indicated in Box “A”, fill out Box “B” on page 8.
Fill out Box “C” on page 8.
If the securities are owned jointly, all owners must sign this Letter of Transmittal.
If the Letter of Transmittal is being signed by anyone other than the current registered holder, supporting documentation demonstrating signing authority must be provided (Refer to #5 in FAQ).
If you want your Consideration Shares issued and mailed to the name and address of record, leave Boxes “A”, “B”, and “D” blank.
If the Consideration Shares are to be issued to any person or entity other than the current registered holder, fill out Box “D” on page 8. The Medallion or Signature Guarantee section (Box “E” on page 8) must also be filled out and stamped by an Eligible Institution (Refer to #3 and #4 in FAQ).
If the Consideration Shares are to be held at one of Odyssey’s offices for pick-up, fill out Box “F” on page 6.
Fill out Box “G” on page 9.
Complete the applicable Internal Revenue Service (“IRS”) Form:
W-9 if you are a U.S person, or
W-8 if you are not a U.S. person for U.S. federal income tax purposes.
If applicable, include your original share certificate(s) or DRS statement(s). If your share certificate(s) has been lost, stolen, or destroyed, the Letter of Transmittal must be completed as fully as possible and forwarded, together with a letter describing the loss. Odyssey will respond with replacement requirements (which may include an Affidavit of Loss and Indemnity Bond).

Once required steps are complete, please send original documents to Odyssey Trust Company, the Depositary, at the following address by mail, hand, or courier:
Trader’s Bank Building
702 – 67 Yonge Street
Toronto ON M5E 1J8
Attention: Corporate Actions

FREQUENTLY ASKED QUESTIONS (FAQ)

1.What is a Registered Shareholder? A registered shareholder is a person or entity who directly owns shares in a company. The registered shareholder will have their name and address filed on the company's registry.
2.How do I confirm the number of shares I have? Holders may contact Odyssey by visiting our website: www.odysseytrust.com/ca-en/help or by phone by at 1-888-290-1175 (Toll-Free).
3.What is a Medallion Guarantee? It is a special certification stamp that guarantees a signature and authorizes a transfer of securities from one registered holder to another. If your financial institution does not offer Medallion Guarantees, you can request a virtual Medallion by making an appointment through Odyssey by visiting: www.odysseytrust.com/ca-en/help.
4.What is an Eligible Institution? It is a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP), or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Participants of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States. Alternatively, a Signature Guarantee from Bank of Nova Scotia, RBC and TD, is acceptable.
5.What is Signing Authority? Where someone executes the Letter of Transmittal other than the registered shareholder or where the shares are registered to an entity, it must be accompanied by satisfactory evidence of the representative’s authority to sign on behalf of the registered holder or entity. Examples of these documents include Corporate Resolutions, Partnership/Trustee Agreements, proofs of guardianship, Powers of Attorney, Estate Documentation, etc. Note: Documents demonstrating authority must be dated within the last 6 months.

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LETTER OF TRANSMITTAL
WITH RESPECT TO THE CLASS D SUBORDINATE VOTING SHARES OF ACREAGE HOLDINGS, INC.

This Letter of Transmittal is for use by registered holders (the “Registered Acreage Floating Shareholders”) of Class D subordinate voting shares (the “Acreage Floating Shares”) of Acreage Holdings, Inc. (“Acreage”) and must accompany certificate(s) or DRS statement(s) representing the Acreage Floating Shares deposited in connection with the proposed plan of arrangement (the “Floating Share Plan of Arrangement”) pursuant to section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) in accordance with the terms of an arrangement agreement among Acreage, Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”) dated October 24, 2022, as amended on March 17, 2023, May 31, 2023, August 31, 2023, October 31, 2023, December 29, 2023, March 29, 2024, April 25, 2024, and May 8, 2024 (and as it may be further amended, modified, restated or supplemented from time to time in accordance with its terms) (the “Floating Share Arrangement Agreement”). If the Arrangement is completed, Registered Acreage Floating Shareholders (other than Dissenting Shareholders, Canopy USA and Canopy) who have properly completed, duly executed and delivered this Letter of Transmittal and all other required documents to Odyssey Trust Company (the “Depositary”) will receive 0.045 of a common share of Canopy (each whole common share of Canopy, a “Canopy Share”) in exchange for each Acreage Floating Share held by Registered Acreage Floating Shareholders at the Effective Time (as defined in the Floating Share Arrangement Agreement) (the “Consideration Shares”).
At the Effective Time, Canopy USA will acquire all of the issued and outstanding Acreage Floating Shares from the Registered Acreage Floating Shareholders (other than any Acreage Floating Shares held by Dissenting Shareholders, Canopy USA and Canopy), as further described in the proxy statement and management information circular of Acreage dated February 14, 2023 (the “Circular”). The Arrangement is subject to certain conditions set forth in the Floating Share Arrangement Agreement, including the conditions set forth in the arrangement agreement between Acreage and Canopy dated April 18, 2019, as amended on May 15, 2019, September 23, 2020 and November 17, 2020 (and as it may be further amended, modified, restated or supplemented from time to time in accordance with its terms) (the “Fixed Share Arrangement Agreement”).
The acquisition of the Acreage Floating Shares pursuant to the Floating Share Arrangement Agreement is anticipated to occur immediately prior to the acquisition of the Class E subordinate voting shares of Acreage pursuant to the Fixed Share Arrangement Agreement such that 100% of the issued and outstanding shares of Acreage will be owned by Canopy USA. For additional details, please see the proxy statement and management information circular of Acreage dated August 17, 2020 and the Circular.
Copies of the Circular, the Floating Share Arrangement Agreement, the Fixed Share Arrangement Agreement and the Floating Share Plan of Arrangement, may be accessed under Acreage’s profile on SEDAR+ at www.sedarplus.ca and with the U.S. Securities and Exchange Commission through EDGAR at www.sec.gov/edgar. Capitalized terms used but not defined in this Letter of Transmittal have the respective meanings set out in the Floating Share Arrangement Agreement. You are encouraged to carefully review the Floating Share Arrangement Agreement and the Circular in its entirety.
ODYSSEY TRUST COMPANY
(SEE BELOW FOR ADDRESS AND TELEPHONE NUMBER)
OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL BE ABLE TO
ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is for use by Registered Acreage Floating Shareholders only and is not to be used by beneficial holders of Acreage Floating Shares (“Non-Registered Acreage Shareholders”). A Non-Registered Acreage Floating Shareholder does not have Acreage Floating Shares registered in its name; rather, such Acreage Floating Shares are registered in the name of a broker, investment dealer, bank, trust company, nominee or other intermediary (each, an “Intermediary”) through which it purchased the Acreage Floating Shares or in the name of a clearing agency (such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant. If you are a Non-Registered Acreage Shareholder, you should contact your Intermediary for instructions and assistance in depositing your DRS statement(s) or certificate(s) representing Acreage Floating Shares and receiving the Consideration Shares for such Acreage Floating Shares. To receive the Consideration Shares, Registered Acreage Floating Shareholders are required to deposit the original certificate(s) or DRS statement(s), if applicable, representing the Acreage Floating Shares held by them, along with this properly completed and duly signed Letter of Transmittal to the Depositary. A DRS statement (or certificate, if requested by the Registered Acreage Floating Shareholder in this Letter of Transmittal), representing the aggregate Consideration Shares, less any amounts withheld, if applicable, payable to a Registered Acreage Floating Shareholder who has complied with the procedures

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set out herein will be, as soon as practicable after the Effective Date (as defined below) and after the receipt of all required documents: (i) E-mailed to the Registered Acreage Floating Shareholder at the e-mail address specified in this Letter of Transmittal; (ii) forwarded to the Registered Acreage Floating Shareholder at the address specified in this Letter of Transmittal by first-class mail, postage prepaid; (iii) if no address has been specified in this Letter of Transmittal, forwarded to the address of the Registered Acreage Floating Shareholder on the register of the Acreage Floating Shares or; (iv) made available at the office of the Depositary at which this Letter of Transmittal and the original certificate(s) or DRS statement(s), if applicable, representing the Acreage Floating Shares were delivered, for pickup by the Registered Acreage Floating Shareholder, as requested by the Registered Acreage Floating Shareholder in this Letter of Transmittal.

Registered Acreage Floating Shareholders are not entitled to receive fractional Canopy Shares in connection with the Arrangement, in accordance with the terms of the Floating Share Arrangement Agreement. Where the aggregate number of Canopy Shares to be issued to a Registered Acreage Floating Shareholder as Consideration Shares under the Arrangement would result in a fraction of a Canopy Share being issuable, the number of Canopy Shares to be received by such Registered Acreage Floating Shareholder shall be rounded down to the nearest whole Canopy Share and no compensation shall be issued in lieu of the issuance of a fractional Canopy Share.
The effective date of the Arrangement (the “Effective Date”) is currently expected to occur in mid-December, 2024, after all conditions to completion of the Arrangement have been satisfied or waived. COMPLETION OF THE ARRANGEMENT IS SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS, INCLUDING THE CONDITIONS SET FORTH IN THE FIXED SHARE ARRANGEMENT AGREEMENT, AS FURTHER DESCRIBED IN THE CIRCULAR. NO DELIVERY OF THE CONSIDERATION SHARES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.
THE CONSIDERATION SHARES TO WHICH REGISTERED ACREAGE FLOATING SHAREHOLDERS HAVE THE RIGHT TO RECEIVE IN ACCORDANCE WITH THE ARRANGEMENT SHALL BE RELEASED BY THE DEPOSITARY, UPON VALID RECEIPT OF A LETTER OF TRANSMITTAL TOGETHER WITH ORIGINAL DRS STATEMENT(S) OR CERTIFICATE(S), IF APPLICABLE, REPRESENTING THE DEPOSITED SHARES. IT IS IMPORTANT THAT YOU CAREFULLY READ THE INSTRUCTIONS SET OUT BELOW, PROPERLY COMPLETE, DULY EXECUTE, AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. YOU ARE STRONGLY URGED TO READ THE CIRCULAR, INCLUDING THE APPENDICES ATTACHED THERETO, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
REGISTERED ACREAGE FLOATING SHAREHOLDERS WHO DO NOT DELIVER THE CERTIFICATE(S) OR DRS STATEMENT(S), AS APPLICABLE, REPRESENTING THEIR ACREAGE FLOATING SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE THIRD ANNIVERSARY OF THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE THE CONSIDERATION SHARES FOR THEIR ACREAGE FLOATING SHARES AND ANY CLAIM OR INTEREST OF ANY KIND OR NATURE AGAINST ACREAGE, CANOPY USA, CANOPY OR THE DEPOSITARY.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH IN THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY. IF ACREAGE FLOATING SHARES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED ACREAGE SHAREHOLDER.

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DEPOSIT OF ACREAGE FLOATING SHARES

TO:    ACREAGE HOLDINGS, INC.
AND TO:    CANOPY GROWTH CORPORATION
AND TO:    CANOPY USA, LLC
AND TO:    ODYSSEY TRUST COMPANY, AS DEPOSITARY

The undersigned hereby delivers to the Depositary the enclosed DRS Statement(s) and/or certificate(s), if applicable, representing Acreage Floating Shares to be exchanged for the Consideration Shares pursuant to and in accordance with the Arrangement, as described in detail in the Circular, the details of which are as follows:

SHAREHOLDER REGISTRATION TABLE
DRS Holder Account Number(s) or Certificate Number(s)	Name(s) and Address of Registered Acreage Floating Shareholder(s)	Number of Acreage Floating Shares Represented by DRS Statement(s) or Certificate(s)*

TOTAL NUMBER OF ACREAGE FLOATING SHARES DEPOSITED:
Please clearly print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above format.

*The total of the number of Acreage Floating Shares listed in the table above must equal the total number of Acreage Floating Shares registered to the Registered Acreage Floating Shareholder on the register of Acreage.
Check this box if all or some Acreage Floating Share certificates have been lost, stolen, or destroyed. Please review item 1.(b) of the Additional Instructions for the procedure to replace lost, stolen or destroyed certificate(s).

Any DRS statement(s) or certificate(s) described above are enclosed and the Registered Acreage Floating Shareholder irrevocably deposits the above-mentioned Acreage Floating Shares (the “Deposited Shares”) in exchange for the Consideration Shares to which such holder is entitled pursuant to the Arrangement on the basis of 0.045 Canopy Shares for every one Acreage Floating Share. The Registered Acreage Floating Shareholder transmits the securities described above representing the Deposited Shares to be dealt with in accordance with this Letter of Transmittal.

Registered Acreage Floating Shareholders who do not deliver their DRS statement(s) or certificate(s) representing their Acreage Floating Shares and all other documents required by the Depositary on or before the third anniversary of the Effective Date shall lose their right to receive the Consideration Shares or other compensation and any claim or interest of any kind or nature against Acreage, Canopy USA, Canopy or the Depositary.
Non-registered holders of Acreage Floating Shares should contact their nominee who holds the DRS statement(s) or certificate(s) representing their Acreage Floating Shares on their behalf to arrange for the deposit of such DRS statement(s) or certificate(s).

The undersigned acknowledges that if the Arrangement does not proceed, any enclosed DRS statement(s) or certificate(s) representing the Deposited Shares will be: (i) returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the address as it appears on the register of Acreage Floating Shares; or (ii) if the undersigned has chosen “Hold for Pick-Up” in this Letter of Transmittal, held for pick-up at the office of the Depositary.

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REPRESENTATIONS AND WARRANTIES
The undersigned registered holder(s) of the Deposited Shares represents, warrants and acknowledges to Acreage, Canopy USA, Canopy and the Depositary that:
1.they have received and reviewed the Circular and the Floating Share Arrangement Agreement;
2.they are the legal owner of the Deposited Shares and have good title to the rights represented by the above mentioned securities free and clear of all liens, charges, encumbrances, claims, adverse interests, security interests and equities, together with all rights and benefits, and have full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the securities representing the Deposited Shares and that, when the Consideration Shares are delivered, none of Acreage, Canopy USA, Canopy or any affiliate thereof or successor thereto will be subject to any adverse claim in respect of such Deposited Shares;
3.the Deposited Shares have not been sold, assigned, or transferred, nor has any agreement been entered into to sell, assign, or transfer any such Deposited Shares to any other person;
4.the transfer and surrender of the undersigned’s Deposited Shares complies with applicable laws, and if the undersigned is a corporation, complies with its constating documents, and that the information provided herein is true, accurate and complete as of the date hereof;
5.the jurisdiction of residence of the undersigned is as specified in this Letter of Transmittal;
6.acknowledges that the covenants, representations, and warranties of the undersigned contained herein shall survive the completion of the Arrangement;
7.Acreage, Canopy USA and/or Canopy may be required to disclose personal information in respect of the undersigned and the undersigned consents to disclosure of personal information to: (i) stock exchanges, securities or other regulatory authorities; (ii) the Depositary; (iii) any of the parties to the Floating Share Arrangement Agreement; (iv) legal counsel to any of the parties to the Floating Share Arrangement Agreement; and (v) as may otherwise be required by applicable laws or policies;
8.all authority conferred, or agreed to be conferred, by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon any heirs, personal representatives, successors and assigns of the undersigned;
9.by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Shares will be determined by Acreage, Canopy USA and Canopy in their sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on Acreage, Canopy USA, Canopy, the Depositary, or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;
10.Acreage, Canopy USA and Canopy reserve the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction, and Acreage, Canopy USA and Canopy further reserve the absolute right to waive any defects or irregularities in the deposit of any Acreage Floating Shares, and that there is no duty or obligation upon Acreage, Canopy USA, Canopy, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Acreage Floating Shares and no liability will be incurred by any of them for failure to give any such notice;
11.if the Arrangement is completed, the delivery of the Deposited Shares pursuant to this Letter of Transmittal is irrevocable. If the Arrangement is not completed or should the Arrangement not proceed, for any reason, the certificate(s) representing the Deposited Shares and other relevant documents shall be returned as soon as possible to the undersigned in accordance with the instructions in this Letter of Transmittal;

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12.the undersigned will not receive DRS statement(s) or the certificate(s) representing the Consideration Shares in respect of the Deposited Shares until following the Effective Time and until all required documents, including any DRS statement(s) or certificate(s), as applicable, are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further acknowledged that no interest will accrue on the Consideration Shares payable in respect of the Deposited Shares in connection with the Arrangement. The undersigned further represents and warrants that the Consideration Shares in respect of Deposited Shares will completely discharge any obligations of Acreage, Canopy USA, Canopy and the Depositary with respect to the matters contemplated by this Letter of Transmittal;
13.Acreage, Canopy USA, Canopy and the Depositary shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any person under the Floating Share Arrangement Agreement and the Floating Share Plan of Arrangement (including, without limitation, any payments to any Registered Acreage Floating Shareholder who has duly and validly exercised Dissent Rights in respect of the Arrangement), such amounts as Acreage, Canopy USA, Canopy and the Depositary are or may be required, entitled or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any other Law. To the extent that taxes or other amounts are so deducted or withheld, such deducted or withheld amounts will be treated for all purposes hereof as having been paid to the person in respect of which such deduction and withholding was made; provided that such deducted or withheld amounts are actually remitted to the appropriate governmental authority. The undersigned acknowledges that each of Acreage, Canopy USA Canopy and the Depositary is hereby authorized to sell or otherwise dispose of such portion of the Consideration Shares as is necessary to provide sufficient funds to Acreage, Canopy USA Canopy or the Depositary, as the case may be, to enable it to comply with deduction or withholding requirements, and Acreage, Canopy USA, Canopy or the Depositary will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale. The undersigned acknowledges that it has consulted or has had the opportunity to consult its own tax advisor with respect to the potential income tax consequences to it of the Arrangement;
14.the delivery to the undersigned of the Consideration Shares does not violate any laws applicable to the undersigned and will fully and completely discharge any and all obligations of Acreage, Canopy USA, Canopy, and the Depositary to the undersigned with respect to the matters contemplated by this Letter of Transmittal and the Arrangement; and
15.by reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En utilisant la version anglaise de la présente lettre d’envoi, le soussigné est réputé avoir demandé que tout contrat attesté par l’arrangement, tel qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportant soient rédigés exclusivement en anglais. This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.
The undersigned registered holder(s) of the Deposited Shares covenants and agrees to Acreage, Canopy USA, Canopy and the Depositary that the undersigned:
1.will execute, upon request, any additional documents, transfers, and other assurances as may be necessary or desirable to complete the exchange of securities representing the Deposited Shares for the Consideration Shares;
2.surrenders to Canopy USA, effective at the Effective Date, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary, each director and officer of Acreage, Canopy USA and Canopy, and any other person designated by Acreage, Canopy USA or Canopy in writing, as true and lawful attorney of the undersigned, with the full power of substitution to deliver the securities representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Acreage;
3.the undersigned will not transfer or permit to be transferred any of its Acreage Floating Shares;

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4.the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and agrees that no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to such Deposited Shares; and
5.following completion of the Arrangement, directs and instructs the Depositary to issue or to cause to be issued a DRS statement or certificate representing the Consideration Shares in exchange for the Deposited Shares promptly after the Effective Date, and unless otherwise indicated in this Letter of Transmittal under “Special Instructions” or “Hold for Pick-Up”, to the Registered Acreage Floating Shareholder at the address and/or e-mail address specified herein. If no address is specified, the Depositary will forward the DRS statement or certificate to the address of the Registered Acreage Floating Shareholder as shown on the register of Acreage Floating Shares.

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BOX A – NEW ADDRESS UPDATE
To be completed ONLY if you require an address update on Odyssey’s records.

(New Street Address & Number)

 (New City and Province or State)

 (New Postal/Zip Code & Country)

 (Telephone – Business Hours)

BOX B – SPECIAL INSTRUCTIONS
To be completed ONLY if the Consideration Shares are to be mailed to an address other than your address of record or the address in Box A.

(Street Address & Number)

 (City and Province or State)

 (Postal/Zip Code & Country)

 (Telephone – Business Hours)
□ Please issue a physical share certificate instead of a DRS statement representing the Consideration Shares.

BOX C – SIGNATURE (REQUIRED)

Dated:

(Signature of Registered Acreage Floating Shareholder or Authorized Representative) *

(Signature of any joint Registered Acreage Floating Shareholder)

(Name of Registered Acreage Floating Shareholder(s))

 (Name of Authorized Representative)

________________________________________
(Email Address) **

BOX D - TRANSFER INSTRUCTIONS
To be completed ONLY if the Consideration Shares are to be issued and transferred to someone other than the Registered Acreage Floating Shareholder. Box E must also be completed.

(Name)

(Street Address and Number)

 (City and Province or State)

 (Postal (Zip) Code and Country)

(Telephone – Business Hours)

____________________________________________
(Email Address) **
BOX E – SIGNATURE GUARANTEE Signature guaranteed by: (Authorized Signature) (Name of Guarantor) (Telephone – Business Hours)

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BOX F – PICK-UP INSTRUCTIONS Hold for pick-up at the office of the Depositary where the Acreage Floating Shares were deposited: Calgary Toronto Vancouver

*If the signature is that of a Trustee, Executor, Administrator, Guardian, Attorney-in-fact, Agent, Officer of a corporation, or any other person acting in a fiduciary or representative capacity, proof of signing authority dated within six months is required.

**By providing an email address, the undersigned consents to electronic delivery by the Depositary.

BOX G – RESIDENCY ELECTION (REQUIRED)

Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.
     The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;
OR
     The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.
A “U.S. Shareholder” is any Registered Acreage Floating Shareholder that is either (A) providing an address below that is located within the United States or any territory or possession thereof; or (B) a U.S. person for United States federal tax purposes (as further described in Instruction 12).
If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid United States backup withholding you must complete the Form W-9 attached as Appendix “A” or otherwise provide certification that you are exempt from backup withholding, as provided in the Instructions. If you are not a U.S. Shareholder and you provide an address that is located in the United States, you must complete an appropriate Form W-8. If you require a Form W-8, please contact the Depositary. All Registered Acreage Floating Shareholders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from backup withholding.

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ADDITIONAL INSTRUCTIONS
1.Miscellaneous
(a) If Box “D” is not completed, the Consideration Shares will be issued in the name of the registered holder of the Deposited Shares and if neither Box “A” or Box “B” is completed nor an e-mail address provided, the DRS statement(s) or certificate(s) will be mailed to the address of the registered holder of the Deposited Shares as it appears on the register of Acreage Floating Shares. Any DRS statement(s) or certificate(s), as applicable, representing the Consideration Shares mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.
(b) If a certificate representing the Acreage Floating Shares has been lost, stolen, or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or Acreage, Canopy USA or Canopy will respond with replacement requirements (which may include an Affidavit of Loss and Indemnity Bond).
(c) If the Arrangement does not proceed for any reason, any certificate(s) representing the Deposited Shares received by the Depositary will be returned to you forthwith in accordance with the delivery instructions given pursuant to Box “A”, Box “B” or Box “D”, as applicable, or failing such address being specified, to the registered holder at the address as it appears on the register of Acreage Floating Shares.
(d) Questions and requests for assistance may be directed to the Depositary and additional copies of this Letter of Transmittal may be obtained on request from the Depositary at the telephone number, e-mail, or address specified on the back page of this Letter of Transmittal. Registered Acreage Floating Shareholders may also contact their broker, investment dealer, bank, trust company or other nominee for assistance.
(e) If the Acreage Floating Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Transmittal must be completed for each different registration.
(f) The method used to deliver this Letter of Transmittal, any accompanying DRS statements(s) or certificate(s), and all other required documents is at the option and risk of the Registered Acreage Floating Shareholder. Delivery will be deemed received only when such documents are received by the Depositary. Acreage, Canopy USA, and Canopy recommend that the necessary documentation be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise, the use of registered mail or courier with return receipt requested and properly insured, is recommended. Delivery to an address other than to the address specified on the back page of this Letter of Transmittal does not constitute delivery.
(g) No alternative, conditional, or contingent deposits of the Acreage Floating Shares will be accepted.
(h) If the space on this Letter of Transmittal is insufficient to list all certificates or DRS statements, as applicable, for Deposited Shares, additional certificate numbers or DRS account numbers, as applicable, and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

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2.U.S. Federal Income Tax and Backup Withholding - Form W-9 Instructions
(a)The following does not constitute a summary of the tax consequences of the Arrangement and Registered Acreage Floating Shareholders should consult with their own tax advisors regarding the tax consequences of the Arrangement as well as any elections that may be available to mitigate certain possible adverse U.S. tax consequences. Each U.S. Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Form W-9, which may be obtained from the Depositary or at http://www.irs.gov, and to certify whether such holder is subject to backup withholding of federal income tax. If a U.S. Shareholder has been notified by the IRS that such holder is subject to backup withholding, such U.S. Shareholder must cross out item 2 of the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. You are a U.S. person if you are: (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity taxable as a corporation) or partnership created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in effect under applicable U.S Treasury regulations to be treated as a U.S. person. Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or Employer Identification Number in the Form W-9 and sign and date the form. If a U.S. Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in the Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 28% of all consideration due to such holder in connection with the Arrangement until a TIN is provided to the Depositary. If the Form W-9 is not applicable to a holder because such holder is not a U.S. Shareholder, but such holder provides an address that is located in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury to avoid U.S. federal backup withholding tax. An appropriate IRS Form W-8 (W-8BEN, W-8ECI or other form) may be obtained from the Depositary, or at http://www.irs.gov.
(b)A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 MAY BE SUBJECT TO PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% ON ANY CONSIDERATION SUBJECT TO TAX DUE TO SUCH HOLDER IN CONNECTION WITH THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING. EACH HOLDER OF Acreage FLOATING SHARES IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A FORM W-9 OR IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING. TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, U.S. SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH U.S. SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH U.S. SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH U.S. SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
3.Privacy Notice
(a)At Odyssey Trust Company, we take your privacy seriously. When providing services to you, we receive non-public, personal information about you. We receive this information through transactions we perform for you or an issuer in which you hold securities, from enrolment forms and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, securities ownership information and other financial information. With respect to both current and former customers, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our

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services to you, and we maintain physical, electronic, and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information, and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our Privacy Code may be accessed at www.odysseytrust.com, or you may request a copy in writing Attn: Chief Privacy Officer, Odyssey Trust Company at 350 – 409 Granville St, Vancouver, BC, V6C 1T2.

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The Depositary is:
Odyssey Trust Company

Deliver by Registered Mail, Mail, Hand, or Courier to:

Trader’s Bank Building
702 – 67 Yonge Street
Toronto ON M5E 1J8
Attention: Corporate Actions

Inquiries:
Telephone: (587) 885-0960
E-Mail: corp.actions@odysseytrust.com

Any questions and requests for assistance may be directed to the Depositary at the telephone number or e-mail set out above.

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